Dreyfus Select Managers Small Cap Value Fund
Summary Prospectus April 1, 2012
Class Ticker A DMVAX C DMECX I DMVIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated April 1, 2012.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 11 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.90	.90	.90
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.39	.38	.09
Total annual fund operating expenses*	1.29	2.03	.99

*The Dreyfus Corporation has contractually agreed, until at least April 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) exceed 1.15%. On or after April 1, 2013, The Dreyfus Corporation may terminate the expense limitation at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042
Class C	$306	$637	$1,093	$2,358
Class I	$101	$315	$547	$1,213

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042
Class C	$206	$637	$1,093	$2,358
Class I	$101	$315	$547	$1,213

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.49% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000®Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000® Value Index at any given time. The fund may invest up to 15% of its assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more subadvisers to manage the fund's assets. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among five subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Multi-manager risk. Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 21.03% Worst Quarter Q3, 2011: -22.22%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11)
Share Class	1 Year	Since Inception (12/17/08)
Class A returns before taxes	-10.83%	14.46%
Class A returns after taxes on distributions	-12.21%	13.31%
Class A returns after taxes on distributions and sale of fund shares	-5.74%	12.19%
Class C returns before taxes	-6.88%	15.85%
Class I returns before taxes	-4.94%	17.06%
Russell 2000® Value Index reflects no deduction for fees, expenses or taxes*	-5.50%	12.36%
*For comparative purposes, the value of the Index on 12/31/08 is used as the beginning value on 12/17/08.

Dreyfus Select Managers Small Cap Value Fund Summary	3

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager, responsible for evaluating and recommending subadvisers for the fund. Keith L. Stransky and Robert B. Mayerick, each of EACM, have been primarily responsible for the evaluation and recommendation of subadvisers since the fund’s inception. Mr. Stransky is the chief investment officer and a senior portfolio manager for EACM, and Mr. Mayerick is a senior vice president and portfolio manager for EACM.

The fund's assets are allocated among five subadvisers – Lombardia Capital Partners, LLC, Neuberger Berman Management LLC, Walthausen & Co., Iridian Asset Management LLC and Thompson, Siegel and Walmsley LLC - who provide the fund with portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by the respective subadviser.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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